Exhibit 10.1

June 21, 2021
DELAWARE LIFE INSURANCE COMPANY
1601 Trapelo Road, Suite 30
Waltham, Massachusetts 02451

Ladies and Gentlemen:

Reference is made to the Credit and Guaranty Agreement, dated as of September 25, 2020, among Sculptor Capital LP, as Borrower, Sculptor Capital Advisors LP, as Guarantor, Sculptor Capital Advisors II LP, as Guarantor, certain other guarantors party thereto, the lenders party thereto and Delaware Life Insurance Company, as Administrative Agent (as amended, modified or restated from time to time, the “Credit Agreement”). Capitalized terms used but not defined in this letter have the meanings assigned thereto in the Credit Agreement.

The definition of “Call Premium” of the Credit Agreement is hereby amended to replace the phrase “of up to $175,000,000 of principal of Term Loans during the Par Prepayment Period” with “of up to $225,000,000 of principal of Term Loans during the Par Prepayment Period”.

Section 2.08(c) of the Credit Agreement is hereby amended to replace the phrase “of up to $175,000,000 of principal of Term Loans during the Par Prepayment Period” with “of up to $225,000,000 of principal of Term Loans during the Par Prepayment Period”.

As of the date of this letter agreement, Delaware Life Insurance Company is the sole lender of the Revolving Loans, Term Loans and Commitments under the Credit Agreement.

As consideration for the amendment to the Credit Agreement described herein, the Borrower agrees to pay, or cause to be paid, to the Administrative Agent, for the account of the Lenders, an amendment fee equal to $1,750,000, which shall be earned and due and payable in full in cash on the date hereof and a condition to the effectiveness of this letter agreement.

This letter is intended to be solely for the benefit of the parties hereto and is not intended to confer any benefits upon, or create any rights in favor of, any person other than the parties hereto. This letter may not be amended or any provision hereof waived or modified except by an instrument in writing signed by each of the parties hereto. This letter, and any claim, controversy or dispute arising under or related to this letter, will be governed by, and construed in accordance with, the laws of the State of New York, and each of you and we waive any right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this letter or the transactions contemplated hereby.

This letter may be executed in any number of counterparts, each of which will be an original and all of which, when taken together, will constitute one agreement. Any signature to this letter may be delivered by facsimile, electronic mail (including pdf) or any electronic signature complying with the U.S. federal ESIGN Act of 2000 or the New York Electronic Signature and Records Act or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable law.

If the foregoing correctly sets forth our understanding, please indicate your acceptance of the terms hereof by signing in the appropriate space below and returning to us executed counterparts hereof, whereupon this letter will become a binding agreement between you and us.

[Signature Page Follows]

Very truly yours,

SCULPTOR CAPITAL LP, as Borrower
By: Sculptor Capital Holding Corporation,
its general partner

By: /s/ Dava Ritchea
Name: Dava Ritchea
Title: Chief Financial Officer

SCULPTOR CAPITAL ADVISORS LP, as a
Guarantor
By: Sculptor Capital Holding Corporation,
its general partner

By: /s/ Dava Ritchea
Name: Dava Ritchea
Title: Chief Financial Officer

SCULPTOR CAPITAL ADVISORS II LP, as a
Guarantor
By: Sculptor Capital Holding Corporation,
its general partner

By: /s/ Dava Ritchea
Name: Dava Ritchea
Title: Chief Financial Officer

[Signature Page to Sculptor Side Letter]

Accepted and agreed to as of the date first written above:

DELAWARE LIFE INSURANCE COMPANY, as Administrative Agent

By: /s/ James F. Alban
Name: James F. Alban
Title: Authorized Signer

DELAWARE LIFE INSURANCE COMPANY, as Lender

By: /s/ James F. Alban
Name: James F. Alban
Title: Authorized Signer

[Signature Page to Sculptor Side Letter]